INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

8.INCOME TAXES

We have assessed our ability to realize our deferred tax assets and have recorded a valuation allowance against such assets to the extent that, based on the weight of all available evidence, it is more likely than not that all or a portion of the deferred tax assets will not be realized. In assessing the likelihood of future realization of our deferred tax assets, we placed significant weight on our history of generating tax losses, including for nine months of 2022. As a result, we have a full valuation allowance against our net deferred tax assets. We expect to maintain a full valuation allowance for the foreseeable future.

We determine our provision for income taxes for interim periods using an estimate of our annual effective tax rate. We record any changes affecting the estimated annual effective tax rate in the interim period in which the change occurs, including discrete items. The tax expense arising on account of the tax amortization of an indefinite lived intangible asset and the state minimum taxes is calculated based on the discrete approach.

The effective income tax rate was (0.51)% and (0.84)% on the pre-tax loss for the three and nine months ended September 30, 2022, respectively, and (4.05)% and (0.97)% for the three and nine months ended September 30, 2021, respectively.

The effective tax rate differs from the U.S. statutory rate primarily due to the full valuation allowances on the Company’s net domestic deferred tax assets as it is more likely than not that all of the deferred tax assets will not be realized.

10.	INCOME TAXES

The components for loss before income taxes consisted of the following:

	Year ended December 31,
	2021	2020
United States	$(38,396)	$(55,936)
International	(186)	160
	$(38,582)	$(55,776)

The provision for (benefit from) income taxes consisted of the following:

	Year ended December 31,
	2021	2020
Current tax expense:
Federal	$—	$(282)
State	18	74
International	121	107
	139	(101)
Deferred
Federal	42	(9,513)
State	142	(4,422)
International	—	(6)
	184	(13,941)
Total provision (benefit) for income taxes	$323	$(14,042)

Components of the Company’s deferred income tax assets and liabilities are as follows:

	Year ended December 31,
	2021	2020
Accrued bonus and vacation	$308	$169
Allowance for doubtful accounts	1,649	1,584
Charity deduction carryover	1	—
Deferred rent	12	29
Deferred revenue	5,212	5,771
Accrued expenses	1,256	904
Fixed assets	(1,588)	(871)
Intangible assets	(16,533)	(17,777)
Other	384	429
Inventory	162	51
State tax	7	7
Interest expense limitation	12,328	7,412
Net operating loss	31,901	26,302
Total non-current	35,099	24,010
Valuation allowance	(35,611)	(24,338)
Total net deferred tax liability	$(512)	$(328)

The provision for (benefit from) income taxes differ from the amounts computed by applying the U.S. federal income tax rate to income (loss) before income taxes for the following reasons:

	Year ended December 31,
	2021	2020
Federal tax at statutory rate	21.00%	21.00%
State, net of federal benefit	9.05	9.08
Permanent differences	0.74	(0.45)
Prior year payable true ups	—	0.44
Adjustment to deferred through goodwill	—	25.33
Foreign rate differential	(0.23)	(0.09)
Change in valuation allowance	(31.29)	(30.14)
Other	(0.11)	0.02
Effective tax rate	(0.84)%	25.19%

As of December 31, 2021, the Company had net operating loss carryforwards for federal and state of approximately $108,530 and $141,368, respectively. As of December 31, 2020, the Company had net operating loss carryforwards for federal and state of approximately $93,335 and $106,873, respectively. The federal net operating losses will begin to expire in 2031, and state net operating losses begin to expire in 2033, if not utilized.

Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided in the Internal Revenue Code of 1986, as amended (“IRC”), and similar state provisions. Certain tax attributes of the Company were subject to an annual limitation as a result of the change of ownership of the Company in the year 2016 and the acquisition of a few subsidiaries, which constituted a change of ownership as defined under the Internal Revenue Code Section 382. As a result of the analysis, a net operating loss of $16,633 has been lost permanently.

For U.S. state tax returns, the Company is generally no longer subject to tax examinations for years prior to 2017. For U.S. federal tax returns, the Company is no longer subject to tax examination for years prior to 2018.

Realization of the future tax benefits of the Company’s net deferred tax assets is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. The Company has concluded, based on the weight of available evidence, that its net deferred tax assets will not be fully realized in the future, on a more likely than not basis. Accordingly, a valuation allowance of $35,611 and $24,338 has been established against the deferred tax assets as of December 31, 2021 and December 31, 2020, respectively. The net valuation allowance increased by $11,109 and $7,738 during the year ended December 31, 2021 and December 31, 2020, respectively. Management reevaluates the positive and negative factors at each reporting period. The Company has recognized deferred tax liability of $1,307 and $784 as of December 31, 2021 and December 31, 2020, respectively on account of temporary differences arising out of goodwill amortizable for tax purposes. Such deferred tax liability may be offset to a certain extent against deferred tax assets created on indefinite-lived tax attributes i.e., IRC section 163(j) interest carryforward and net operating losses generated post-tax year 2017. The Company has not set off deferred tax liability on the goodwill of $512 and $328 against deferred tax assets as of December 31, 2021 and December 31, 2020, respectively.

The Company has adopted the provisions of FASB’s Accounting Standard Codification Topic 740, Income Taxes, which provides guidance for accounting for uncertainty in tax positions and require that companies recognize a benefit from a tax position in their Consolidated financial statements only if it is more likely than not that the tax position will sustain, upon audit, based on the technical merits of the position. For tax positions that meet the recognition threshold, the Company would record the largest amount of the benefit that is greater than 50 percent likely of being realized upon effective settlement with the taxing authority. As of the year ended December 31, 2021 and December 31, 2020, the Company had no unrecognized tax benefits and does not anticipate any significant change to the unrecognized tax benefit balance. The Company would classify interest and penalties related to uncertain tax positions in income tax expense, if applicable.